NEWS RELEASE
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               2000 Westchester Avenue, Purchase, New York, 10577 o 914-701-8400



FOR IMMEDIATE RELEASE:

Contacts:  Alan Caminiti 914-701-8400 (Media)
           Dan Loh 914-701-8210 (Investors)


                      ATLAS AIR WORLDWIDE HOLDINGS REPORTS
           PRELIMINARY FEBRUARY SYSTEM STATISTICS AND TRAFFIC RESULTS

         FEBRUARY BLOCK HOURS DOWN 19.6%; YEAR-TO-DATE HOURS DOWN 20.9%

PURCHASE,  N.Y., APRIL 3, 2006 - Atlas Air Worldwide Holdings, Inc. (AAWW) (OTC:
AAWW.PK), a leading provider of global air cargo services, today reported preliminary system statistics and traffic results for February 2006 and for the two-month period ended February 28, 2006.

Results for the reported period reflect AAWW's active efforts to maximize profit and minimize risk by optimizing the allocation of available capacity among the Company's four service types in line with prevailing business opportunities and market conditions.

Total block-hour activity during February declined 19.6% compared with the same month in 2005, while the average number of aircraft operated remained constant.

Block hours operated in the ACMI segment decreased 23.9% year over year, while Military Charter segment hours decreased 22.5% and Commercial Charter segment hours declined 11.7%. Within the Scheduled Service business segment, traffic (as measured by revenue ton miles "RTM's") decreased 10.9% year over year, while capacity (as measured by available ton miles "ATM's") decreased 9.6% year over year, resulting in a load factor of 63.5% in February compared with 64.4% in February 2005.

During February, AAWW operated an average of 39.0 wide-body 747 aircraft compared with an average of 39.0 in February 2005.

Total block-hour activity for the two months ended February 28, 2006, decreased 20.9% versus the two months ended February 28, 2005, while the average number of aircraft operated declined 0.5%.

Block hours operated in the ACMI segment decreased 23.7% during the first two months of 2006, while Military Charter segment hours decreased 25.8% and Commercial Charter segment hours declined 23.6%. Within the Scheduled Service business segment, traffic decreased 11.9% (in RTM terms) versus the two months ended February 28, 2005, and capacity (in ATM's)


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decreased  10.4%,  resulting  in a load  factor  of 61.1%  for the  2006  period compared with 62.1% for the 2005 period.

For the two months ended February 28, 2006, AAWW operated an average of 39.0 wide-body 747 aircraft versus an average of 39.2 aircraft in the first two months of 2005.

The preliminary system statistics and traffic results that follow do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended, or any other prescribed form or format. AAWW cautions readers not to place undue reliance upon the information contained in these statistics and results, which may be adjusted from time to time.

These statistics and results, which have not been audited, may not be indicative of AAWW's financial statements in reports that would be required to be filed pursuant to the Securities Exchange Act of 1934, as amended.

ABOUT ATLAS AIR WORLDWIDE HOLDINGS, INC.:

AAWW is the parent company of Atlas Air, Inc. (Atlas) and Polar Air Cargo, Inc. (Polar), which together operate the world's largest fleet of Boeing 747 freighter aircraft.

AAWW, through its principal subsidiaries Atlas and Polar, offers scheduled air cargo service, cargo charters, military charters, and ACMI aircraft leasing in which customers receive a dedicated aircraft, crew, maintenance and insurance on a long-term lease basis.

AAWW's press releases, SEC filings and other information may be accessed through the Company's home page, WWW.ATLASAIR.COM.

This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW's current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the "companies") that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies' ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the continued availability of our wide-body aircraft; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs and relations; financing costs; the cost and availability of war risk insurance; our ability to remedy weaknesses in our internal controls over financial reporting; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; weather conditions; government legislation and regulation; consumer perceptions of the companies' products and services; pending and future litigation; and other risks and uncertainties set forth from time to time in AAWW's reports to the United States Securities and Exchange Commission.


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For additional information, we refer you to the risk factors set forth under the heading "Risk Factors" in the Annual Report on Form 10-K filed by AAWW with the Securities and Exchange Commission on June 30, 2005, as updated by the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2005. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

                                      * * *






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                                           ATLAS AIR WORLDWIDE HOLDINGS
                                  PRELIMINARY SYSTEM STATISTICS & TRAFFIC RESULTS

                                                       2006

    OPERATING STATISTICS                                            JAN                 FEB        YEAR-TO-DATE
    Operating Fleet (average during the month)
      Aircraft count(1)                                            39.0                39.0                39.0

    BLOCK HOURS

      Scheduled Service                                         2,602.8             2,426.4             5,029.2
      Commercial Charter                                          322.1               412.9               735.0
      Military Charter                                          1,597.4             1,513.2             3,110.6
      ACMI                                                      5,298.0             4,504.4             9,802.4
      Non Revenue                                                  69.1                58.7               127.8
                                                                -------             -------             -------

    Total Block Hours                                           9,889.4             8,915.6            18,805.0

    SCHEDULED SERVICE TRAFFIC

      RTM's (000's)                                            88,843.6            90,251.6           179,095.2
      ATM's (000's)                                           151,161.6           142,191.6           293,353.1
      Load Factor                                                 58.8%               63.5%               61.1%

    (1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

      Dry Leased                                                    3.0                 3.0                 3.0
      Out of Service                                                  -                   -                   -

                                                       2005

    OPERATING STATISTICS                                            JAN                 FEB        YEAR-TO-DATE

    Operating Fleet (average during the month)*
      Aircraft count(1)                                            39.4                39.0                39.2

    BLOCK HOURS

      Scheduled Service                                         2,940.1             2,682.5             5,622.6
      Commercial Charter                                          494.5               467.3               961.8
      Military Charter                                          2,241.8             1,952.3             4,194.1
      ACMI                                                      6,927.5             5,919.2            12,846.7
      Non Revenue                                                  72.3                71.2               143.5
                                                                -------             -------            --------

    Total Block Hours                                          12,676.2            11,092.5            23,768.7

    SCHEDULED SERVICE TRAFFIC

      RTM's (000's)                                           101,851.3           101,328.8           203,180.1
      ATM's (000's)                                           170,036.1           157,362.5           327,398.6
      Load Factor                                                 59.9%               64.4%               62.1%

    (1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

      Dry Leased                                                    3.3                 3.0                 3.2
      Out of Service*                                               0.3                 1.0                 0.6

    * Includes the impact of one aircraft that was damaged and removed from service on January 24, 2005, with respect to which AAWW negotiated a cash-in-lieu-of-repair settlement with its insurance carriers.

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                                           ATLAS AIR WORLDWIDE HOLDINGS
                                  PRELIMINARY SYSTEM STATISTICS & TRAFFIC RESULTS

                                          PERCENTAGE CHANGE 2006 VS. 2005

    OPERATING STATISTICS                                            JAN                 FEB        YEAR-TO-DATE
    Operating Fleet (average during the month)
      Aircraft count(1)                                          (1.1%)                0.0%              (0.5%)

    BLOCK HOURS

      Scheduled Service                                         (11.5%)              (9.5%)             (10.6%)
      Commercial Charter                                        (34.9%)             (11.7%)             (23.6%)
      Military Charter                                          (28.7%)             (22.5%)             (25.8%)
      ACMI                                                      (23.5%)             (23.9%)             (23.7%)
      Non Revenue                                                (4.4%)             (17.5%)             (10.9%)
                                                                -------            --------            -------

    Total Block Hours                                           (22.0%)             (19.6%)             (20.9%)

    SCHEDULED SERVICE TRAFFIC

      RTM's (000's)                                             (12.8%)             (10.9%)             (11.9%)
      ATM's (000's)                                             (11.1%)              (9.6%)             (10.4%)
      Load Factor                                              -1.1 pts            -0.9 pts            -1.0 pts

    (1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

      Dry Leased                                                 (9.7%)                0.0%              (5.1%)
      Out of Service                                           (100.0%)             (100.0%)           (100.0%)

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    Note: All calculations presented in the tables above are based on unrounded numbers.
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